Nuveen
Money Market Funds
Funds



Prospectus/Annual Report



Dependable, tax-free income
to help you keep more of
what you earn.



                                     [PHOTO OF COUPLE APPEARS HERE]



Tax-Exempt

Contents


 1  Dear Shareholder

 3  Prospectus

 5  Fund Expenses

 5  Highlights

 8  Financial Highlights

10  Yield

10  The Fund and its Investment Objective

10  Investment Policies

15  Management of the Fund

16  Net asset value

16  Dividends

17  Suitability

17  How to buy Fund Shares

18  Other Shareholder Programs

19  How to redeem Fund Shares

21  Taxes

23  General Information

25  Annual Report Financial Section

26  Portfolio of Investments

33  Statement of Net Assets

34  Statement of Operations

35  Statement of Changes in Net Assets

36  Notes to Financial Statements

39  Financial Highlights

42  Report of Independent Public Accountants

43  Fund Information

                           Dear Shareholder

[PHOTO OF                  It is a pleasure to report to you on the performance
TIMOTHY R. SCHWERTFEGER    of the Nuveen Tax-Exempt Money Market Fund for the
APPEARS HERE]              year ended February 28, 1997, and to send you an
                           updated prospectus for the fund. Inside this report
Timothy R. Schwertfeger    you will find the fund's financial information,
                           including the portfolio of investments, statement of net assets, and financial highlights; located after the prospectus.

                           During this 12-month period the fund continued to achieve its goal of delivering attractive tax-free income from a portfolio of quality short-term municipal securities. As of the end of February, investors were receiving a tax-free yield of 3.02%.

                           The Nuveen money market funds have done well in generating tax-fee income for investors while preserving net asset value stability so critical to investor confidence. Your money market fund has continued to deliver safety and liquidity, which is especially comforting during periods of market volatility. Money market funds remain a valuable and convenient investment alternative.

                           Nuveen prides itself on providing attractive tax-free income to more than 1.3 million shareholders. Thank you for your continued confidence in Nuveen and our family of investments.

                           Sincerely,

                           /s/ Timothy R. Schwertfeger
                           Timothy R. Schwertfeger
                           Chairman of the Board

                           April 14, 1997

Nuveen Tax-Exempt
Money Market Fund, Inc.
Prospectus

April 29, 1997


Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is an open-end, diversified management investment company with the objective of providing as high a level of current interest income exempt from federal income taxes as is consistent, in the view of Fund management, with stability of principal and maintenance of liquidity through investment in a professionally managed portfolio of high quality, short-term Municipal Obligations. The Fund will value its portfolio securities at amortized cost and seek to maintain a net asset value of $1.00 per share.

The Fund is designed as a convenient investment vehicle for institutional investors with temporary cash balances such as trust departments, trust companies, and banks acting as agent, adviser, or custodian. It is equally appropriate for the investment of short-term funds held or managed by corporations, insurance companies, investment counselors, law firms, broker-dealers and individuals.

This Prospectus, which should be retained for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. A "Statement of Additional Information" dated April 29, 1997, containing further information about the Fund, has been filed with the Securities and Exchange Commission, is incorporated by reference into this Prospectus, and may be obtained without charge from John Nuveen & Co. Incorporated by calling (800) 858-4084.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


John Nuveen & Co. Incorporated
For information, call toll-free (800) 858-4084

Prospectus



  5  Fund expenses

  5  Highlights

  8  Financial highlights

 10  Yield

 10  The Fund and its investment objective

 10  Investment policies

 15  Management of the Fund

 16  Net asset value

 16  Dividends

 17  Suitability

 17  How to buy Fund shares

 18  Other Shareholder Programs

 19  How to redeem Fund shares

 21  Taxes

 23  General information

Fund Expenses

The following tables illustrate all expenses and fees that a shareholder of the Fund will incur. The expenses and fees shown are for the fiscal year ended February 28, 1997.

Shareholder transaction expenses
------------------------------------------------------------------------
Sales load imposed on purchases                                  None
Sales load imposed on reinvested dividends                       None
Redemption fees                                                  None
Exchange fees                                                    None
------------------------------------------------------------------------

Annual operating expenses (as a percentage of average daily net assets)
------------------------------------------------------------------------
Management fees                                                  .40%
12b-1 fees                                                       None
Other operating expenses                                         .04%
Total expenses                                                   .44%

The purpose of the foregoing tables is to help the investor understand all expenses and fees that an investor in the Fund will bear directly or indirectly. As discussed under "Management of the Fund," the management fee is reduced or Nuveen Advisory assumes certain expenses so as to prevent the total expenses of the Fund in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund.

The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

1 Year               3 Years             5 Years             10 Years
------------------------------------------------------------------------
$5                    $14                 $25                  $55
------------------------------------------------------------------------


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. This example assumes that the percentage amounts listed under Annual Operating Expenses remain the same in each of the periods.

Highlights

Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is an open-end, diver-sified management investment company with the objective of providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund values its portfolio at amortized cost and seeks to maintain a net asset value of $1.00 per share. There is no guarantee that this value will be maintained. See "Net Asset Value" on page 16 and "The Fund and Its Investment Objective" on page 10.

The Fund intends to qualify, as it has in prior years, for tax treatment as a regulated investment company and to satisfy conditions that will enable interest income which is exempt from federal income tax in the hands of the Fund to retain such tax-exempt status when distributed to the shareholders of the Fund. Dividends may not be exempt from state or local income taxes. See "Taxes" on page 21.

How to Buy Fund Shares

Fund shares may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business ("business days") at the net asset value next determined after an order is received together with payment in federal funds. The minimum initial investment is $25,000. Subsequent investments for the account of the shareholder must be in amounts of $500 or more. See "How to Buy Fund Shares" on page 17.

How to Redeem Fund Shares

Shareholders may redeem shares at net asset value next computed after receipt of a redemption request in proper form on any business day. There is no redemption fee. See "How to Redeem Fund Shares" on page 19.

Dividends

The Fund declares dividends daily from its accumulated net income and distributes the dividends monthly in the form of additional shares or, at the option of the investor, in cash. See "Dividends" on page 16.

Investment Adviser and Principal Underwriter

John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter of the Fund. Nuveen Advisory Corp. ("Nuveen Advisory"), a wholly-owned subsidiary of Nuveen, acts as the Fund's investment adviser and receives an annual fee of .4 of 1% of the average daily net asset value of the Fund. The management fee is reduced to .375 of 1%, .350 of 1% and .325 of 1% of the average daily net asset value over $500,000,000, $1,000,000,000, and $2,000,000,000, respectively. See
"Management of the Fund" on page 15.

Investments

The Fund invests primarily in municipal money market instruments. The Fund may from time to time invest a portion of its assets in debt obligations which are not rated, and variable rate or floating rate obligations. Each of these investments and practices involves certain risk factors. Investors are urged to read the descriptions set forth in this Prospectus of these investments and practices. See "Investment Policies" on page 10.

The information set forth above should be read in conjunction with the detailed information set forth elsewhere in this Prospectus.

Financial Highlights

             Financial Highlights



             The following financial information has been derived from the Fund's financial statements which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, and should be read in conjunction with the financial statements and related notes, appearing at the back of this Prospectus.


             Selected data for a share outstanding throughout each period is as follows:

                                         Income from
                                    Investment Operations           Less Distributions
                                 --------------------------    ---------------------------
                                                        Net
                          Net                  realized and     Dividends                        Net     Total
                        asset                    unrealized     from tax-                      asset    return
                        value           Net     gain (loss)    exempt net    Distributions     value    on net
                    beginning    investment            from    investment     from capital    end of     asset
                    of period        income     investments        income            gains    period     value
-----------------------------------------------------------------------------------------------------------------
Year ended,
     2/28/97           $1.000         $.031             $--       $(.031)              $--    $1.000      3.11%
     2/29/96            1.000          .034              --        (.034)               --     1.000      3.42
     2/28/95            1.000          .027              --        (.027)               --     1.000      2.69
     2/28/94            1.000          .020              --        (.020)               --     1.000      2.04
     2/28/93            1.000          .026              --        (.026)               --     1.000      2.57

10/1/91 to 2/29/92      1.000          .016              --        (.016)               --     1.000      1.56

Year ended,
     9/30/91            1.000          .049              --        (.049)               --     1.000      4.85
     9/30/90            1.000          .058              --        (.058)               --     1.000      5.75
     9/30/89            1.000          .060              --        (.060)               --     1.000      6.00
     9/30/88            1.000          .049              --        (.049)               --     1.000      4.89
-----------------------------------------------------------------------------------------------------------------
             *Annualized.

                                  Nuveen Tax-Exempt Money Market Fund Prospectus

                                                                  April 29, 1997


                             Ratios/Supplemental Data
                    ------------------------------------------
                                                         Ratio
                                                        of net
                                        Ratio of    investment
                        Net assets      expenses     income to
                     end of period    to average       average
                    (in thousands)    net assets    net assets
--------------------------------------------------------------
Year ended,
     2/28/97            $  515,403           .44%         3.10%
     2/29/96               610,053           .44          3.43
     2/28/95               759,244           .44          2.65
     2/28/94               975,833           .42          2.04
     2/28/93             1,597,014           .40          2.58

10/1/91 to 2/29/92       2,332,021           .39*         3.71*

Year ended,
     9/30/91             1,927,583           .38          4.81
     9/30/90             1,800,966           .40          5.74
     9/30/89             1,756,725           .39          6.02
     9/30/88             2,044,479           .39          4.90
--------------------------------------------------------------

Yield

From time to time the Fund may advertise its "yield," "effective yield" and "taxable equivalent yield." The "yield" of the Fund is based on the income generated by an investment in the Fund over a seven day period. The income is then annualized, i.e. the amount of the income generated by the investment during that week is assumed to be generated each week over a 52-week period and is expressed as a percentage of the investment. "Effective yield" is calculated similarly except that, when annualized, the income earned by the investment is assumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the Fund's yield on an after-tax basis for an investor in a stated tax bracket (normally assumed to be the bracket with the highest marginal tax rate). A taxable equivalent yield quotation will be higher than the yield or the effective yield quotations. Additional information concerning the Fund's performance figures appears in the Statement of Additional Information.

Based on the seven-day period ended February 28, 1997, the Fund's yield, effective yield and taxable equivalent yield (using the maximum federal income tax rate of 39.6%) were 3.02%, 3.07% and 5.00%, respectively.

This Prospectus may be in use for a full year and it can be expected that during this period there will be material fluctuations in yield from that quoted above. For information as to current yields, please call Nuveen at (800) 858-4084.

The Fund and Its Investment Objective

The Fund is an open-end, diversified management investment company which has the objective of providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obligations (described below), as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the shares. The Fund values its portfolio securities at amortized cost and seeks to maintain a constant net asset value of $1.00 per share. There is risk in all investments and, therefore, there can be no assurance that the Fund's objective will be achieved.

Investment Policies

In General

The Fund's investment portfolio will consist primarily of short-term Municipal Obligations which at the time of purchase are eligible for purchase by money market funds under applicable guidelines of the Securities and Exchange Commission ("SEC"), and are: (1) bonds rated within the two highest long-term grades by Moody's Investor Service Inc. ("Moody's") -Aaa or Aa, or by Standard & Poor's Corporation ("S&P") -AAA or AA respectively, or, in the case of municipal notes, rated MIG-1 or VMIG-1 by Moody's or SP-1 by S&P, or, in the case of municipal commercial paper, rated Prime-1 by Moody's or A-1 by S&P; (2) unrated obligations which, in the opinion of Nuveen Advisory, have credit characteristics at least equivalent to obligations rated Aa, MIG-1, VMIG-1 or Prime-1 by Moody's, or AA, SP-1 or A-1 by S&P; or (3) obligations exempt from federal income tax which at the time of purchase are backed by the full faith and credit of the U.S. Government as to payment of principal and interest.

The investment portfolio of the Fund will be limited to obligations maturing within 397 days from the date of acquisition or that have variable or floating rates of interest (such rates vary with changes in specified market rates or indices such as a bank prime rate or tax-exempt money market index). The Fund may invest in such variable and floating rate instruments even if they carry stated maturities in excess of 397 days, provided that (1) certain conditions contained in rules issued by the SEC under the Investment Company Act of 1940 are satisfied and (2) they permit the Fund to recover the full principal amount thereof upon specified notice. The Fund's right to obtain payment on such an instrument could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due.

The ratings of Moody's and S&P represent their opinions as to the quality of those Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risks in purchasing unrated Municipal Obligations.

The types of short-term Municipal Obligations in which the Fund may invest include bond anticipation notes, tax anticipation notes, revenue anticipation notes, construction loan notes to provide construction financing of specific projects and bank notes issued by governmental authorities to commercial banks as evidence of borrowings. Since these short-term securities frequently serve as interim financing pending receipt of anticipated funds from the issuance of long-term bonds, tax collections or other anticipated future revenues, a weakness in an issuer's ability to obtain such funds as anticipated could adversely affect the issuer's ability to meet its obligations on these short-term securities.

Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund has obtained commitments (each, a "Commitment") from MBIA Insurance Corporation ("MBIA") with respect to certain designated bonds held by the Fund for which credit support is furnished by one of the banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if the Fund were to determine that certain adverse circumstances relating to the financial condition of the Approved Bank had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity. Although such insurance would not guarantee the market value of the bonds or value of the Fund's shares, the Fund believes that its ability to

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obtain insurance for such bonds under such adverse circumstances will enable the Fund to hold or dispose of such bonds at a price at or near their par value.

The Fund intends to remain as fully invested in municipal securities as is prudent or practical under the circumstances. The Fund to date has not purchased and has no present intention to purchase "temporary investments," the income from which is subject to federal income tax. However, the Fund may invest not more than 20% of its net assets in such temporary investments. Further, during extraordinary circumstances, the Fund may, for defensive purposes, invest more than 20% of its net assets in such temporary investments. The Fund will invest only in temporary investments with remaining maturities of one year or less which, in the opinion of Nuveen Advisory, are of "high grade" quality.

The SEC has recently adopted amendments and proposed further amendments to Rule 2a-7 under the Investment Company Act of 1940. Although these amendments have not yet become effective and the Fund has not yet amended its amortized cost procedures to implement changes that would be required by these amendments, the Fund will adhere at all times to all requirements of Rule 2a-7.

Because investments of the Fund will consist of securities with relatively short maturities, the Fund can expect to have a high portfolio turnover rate. The Fund will maintain a dollar-weighted average portfolio maturity of not more than 90 days. During the fiscal year ended February 28, 1997, the average maturity of the Fund's portfolio ranged from 25 to 61 days.

Municipal Obligations

Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development bonds and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

Two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligations can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

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Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues.

Municipal Obligations also include very short-term unsecured, negotiable promissory notes, issued by states, municipalities, and their agencies, which are known as "tax-exempt commercial paper" or "municipal paper." Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent consistent with its investment objective and limitations. Such notes may be issued for different purposes and with different security than those mentioned above.

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction and at the time of delivery the market value may be less than cost.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

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Certain Fundamental Investment Policies

The Fund, as a fundamental policy, may not: (1) invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities; (2) borrow money, except from banks for temporary or emergency purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities; (3) pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings for temporary or emergency purposes, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets; (4) make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations; (5) invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years; (6) invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations; or (7) invest more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitation shall not be applicable to the purchase of Municipal Obligations and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of applying the limitations of clauses (1) and
(5), the "issuer" of a security shall be deemed to be the entity whose assets and revenues are committed to the payment of principal and interest on such security, provided that the guarantee of an instrument will be considered a separate security (subject to certain exclusions allowed under the Investment Company Act of 1940). The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.


For a more complete description of the fundamental and non-fundamental investment policies summarized above and the other fundamental investment policies applicable to the Fund, see the Statement of Additional Information. The investment policies specifically identified as fundamental, together with the Fund's investment objective, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined by the Investment Company Act of 1940, this means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

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Management of the Fund

The management of the Fund, including general supervision of the duties performed by Nuveen Advisory under the Investment Management Agreement, is the responsibility of the Fund's Board of Directors.

Nuveen Advisory acts as the investment adviser for and manages the investment and reinvestment of the assets of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory also administers the Fund's business affairs, acts as pricing agent for the Fund, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

For the services and facilities furnished by Nuveen Advisory, the Fund has agreed to pay an annual management fee as follows:

Average daily net asset value of the Fund       Management fee
-----------------------------------------------------------------
For the first $500 million.                          400 of 1%
For the next $500 million                           .375 of 1%
For the next $1 billion                             .350 of 1%
For assets over $2 billion.                         .325 of 1%
-----------------------------------------------------------------

All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the management fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations.

The management fee will be reduced or Nuveen Advisory will assume certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including Nuveen Advisory's management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund. For the fiscal year ended February 28, 1997, the management fee amounted to .40 of 1% of the Fund's average daily net assets, and total expenses amounted to .44 of 1% of the Fund's average daily net assets.

Nuveen Advisory currently serves as investment adviser to 42 open-end funds (the "Nuveen Mutual Funds") and 52 exchange-traded municipal securities funds (the "Nuveen Exchange-Traded Funds"). As of the date of this Prospectus, Nuveen Advisory manages approximately $34 billion in assets held by the Nuveen Mutual Funds and the Nuveen Exchange-Traded Funds.

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen, the principal underwriter of the Fund's shares, is sponsor of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. It is also the principal underwriter of the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have

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invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Net Asset Value

The net asset value of the Fund's shares is determined by The Chase Manhattan Bank, the Fund's custodian, at 12:00 noon Eastern Time on (1) each day on which the Federal Reserve Bank of Boston is normally open for business (a "business day") and (2) on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities such that the current net asset value of the Fund's shares might be materially affected by changes in the value of portfolio securities. The net asset value per share will be computed by dividing the sum of the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

The Fund seeks to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securities on the basis of their amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For a more complete description of this valuation method and its effect on existing and prospective shareholders, see the Statement of Additional Information. There can be no assurance that the Fund will be able at all times to maintain a net asset value of $1.00 per share.

Dividends

All of the net income of the Fund is declared on each calendar day as a dividend on shares entitled to such dividend. Net income of the Fund consists of all interest income accrued and discount earned on portfolio assets (adjusted for amortization of premium or discount on securities when required for federal income tax purposes), plus or minus any realized short-term gains or losses on portfolio instruments since the previous dividend declaration, less estimated expenses incurred subsequent to the previous dividend declaration. It is not expected that realized or unrealized gains or losses on portfolio instruments will be a meaningful factor in the computation of the Fund's net income. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value or, at the shareholder's option, paid in cash. Net realized long-term capital gains, if any, will be paid not less frequently than annually and reinvested in additional shares of the Fund at net asset value unless the shareholder has elected to receive capital gains in cash. The Fund does not anticipate realizing any significant long-term capital gains or losses.

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Suitability

The Fund is designed as a convenient means for institutional investors with temporary cash balances who seek to obtain income exempt from federal income taxes. Although the Fund is primarily designed for banks and trust companies seeking tax-free investment of short-term funds held in accounts for which the bank or trust company acts in a fiduciary, advisory, agency, custodial or similar capacity, the Fund is equally appropriate for the tax-free investment of short-term funds held by corporations, insurance companies, investment counselors, law firms, investment bankers, brokers, individuals and others.

Because plans qualified under Section 401 of the Internal Revenue Code or other persons exempt from federal income tax will be unable to benefit from the tax-exempt nature of the Fund's dividends, the Fund is not generally suitable for such plans or persons.

How to Buy Fund Shares

In General

Investors may purchase Fund shares on business days (as defined under "Net Asset Value") at the net asset value which is next computed after receipt of a proper purchase order and receipt of payment in federal funds. There are no sales charges.

Purchase by Telephone

To purchase shares of the Fund, first open an account by calling Nuveen on any business day at (800) 858-4084. Information needed to establish the account will be taken over the telephone. An application form should be completed promptly and mailed to the Fund. Federal funds should be wired to:

United Missouri Bank of Kansas City, N.A.

ABA #101000695

Nuveen Tax-Exempt Money Market Fund, Inc.

Account No.   (see above)

Account Name:

The investor will be required to complete an application and mail it to the Fund after making the initial telephone purchase. Subsequent investments may be made by following the same wire transfer procedure.

If an order is received by Nuveen by 12:00 noon, eastern time, and federal funds are received by United Missouri Bank of Kansas City, N.A. on the same day, the order is effective that day. Federal funds should be wired as early as possible, but no later than 3:00 p.m. Eastern Time, to facilitate crediting to the shareholder's account on that day.

Purchase by Mail

Complete an application form and mail it with a check or Federal Reserve draft to Nuveen Tax-Exempt Money Market Fund, Inc., c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. The order becomes effective as soon as the check or draft is converted to federal funds. This usually occurs one business day after receipt, but may take longer.

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17

Commencement of Dividends

Shares are deemed to have been purchased and are entitled to dividends commencing on the day the purchase order becomes effective.

Minimum Investment

The minimum initial investment is $25,000; subsequent investments must be in amounts of $500 or more. Institutions are encouraged to open single master accounts. If, however, an institution wishes to use the Fund's transfer agent's sub-accounting system, these sub-accounts may be aggregated for the purpose of meeting the minimum investment.

Other Shareholder Programs

Exchange Privilege

You may exchange shares of the Fund for shares of any other open-end management investment company with reciprocal exchange privileges advised by Nuveen Advisory (the "Nuveen Funds"), provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen UIT distributions (and any dividends thereon) may be exchanged for shares of the Fund or any other Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veteran's Day), exchanges of shares of one of those funds for shares of the Fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal income tax purposes, any such exchange constitures a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of any approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also make exchanges by telephone if a pre-authorized exchange authorization, as provided on the account Application Form, is on file with Shareholder Services, Inc., the Fund's

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18
shareholder service agent. The exchange privilege may be modified or discontinued at any time.

Additional Information

As transfer agent for the Fund, Shareholder Services, Inc. ("SSI") maintains an account for each shareholder of record. In the interest of economy and convenience, share certificates are not issued unless specifically requested by writing the Fund. No certificates are issued for fractional shares.

Confirmations of each purchase and redemption order as well as monthly statements are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

To assist those institutions performing their own sub-accounting, same day information as to the Fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

How to Redeem Fund Shares

In general

Upon receipt of a proper redemption request on a business day the Fund will redeem its shares at their next determined net asset value. The Fund reserves the right not to honor redemption requests where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received. There is no delay when shares being redeemed were purchased by wiring federal funds and thus purchase by this method is strongly recommended.

Telephone Redemption by Check

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 858-4084. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record.

Telephone Redemption by Fedwire

Redemption requests may be made by calling Nuveen at (800) 858-4084. Shareholders wishing to redeem by telephone must have elected this option on an account application form and have returned the form to Nuveen before telephone redemption requests can be accepted. If a redemption request is received by Nuveen by 12:00 noon, Eastern Time, the proceeds are ordinarily wired on the same day to the commercial bank account designated on the shareholder's application form. The shares redeemed do not earn income on the day the proceeds are wired. If the redemption request is received by Nuveen after 12:00 noon, Eastern Time, the shares to be

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19
redeemed earn income on the day the request is received and proceeds are ordinarily wired the next business day. The Fund reserves the right to charge a fee of approximately $5 for the cost of wire transferred redemptions of less than $5,000. The amount and terms of this fee are subject to change. Telephone redemption is not available to redeem shares for which share certificates have been issued.

Proceeds of telephone redemption of shares will be transferred by Federal Reserve wire only to the commercial bank account specified on the shareholder's application form. In order to establish multiple accounts, or to change the account or accounts designated to receive wire redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each shareholder with each signature guaranteed by a member of an approved Medallion Guarantee Program, or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its option, may limit the timing, amount or frequency of these redemptions. This procedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Written Redemption

Shareholders may redeem their shares by sending a written request for redemption directly to the Fund, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have been changed in the preceding 30 days), the signatures must be guaranteed by a member of an approved Medallion Guarantee Program, or in such other manner as may be acceptable to the Fund. Under normal circumstances payment will be made by check and mailed within one business day (and in no event more than seven days) after receipt of a redemption request in proper form.

Redemption in Kind

The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be val-

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20
ued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund reserves the right to redeem any account with a balance of $5,000 or less. Shareholders will be notified that the value of their account is less than $5,000 and will be allowed 60 days to make additional share purchases before the redemption is processed.

Banks and other organizations through which investors may redeem shares of the Fund may impose charges for redemption. Shareholders should contact such institutions directly regarding any such charges.

Taxes

Federal Income Tax Matters

The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that is currently distributed to shareholders. The fund also intends to satisfy conditions which will enable interest income from Municipal Obligations that is exempt from federal income tax in the hands of the Fund, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of interest income on Municipal Obligations may not be exempt from state or local income taxes.

Distributions by the Fund of net interest income received, if any, from temporary investments and net short-term capital gains, if any, realized by the Fund, will be taxable to shareholders as ordinary income. As long as the Fund qualifies as a regulated investment company under the Code, distributions to shareholders will not qualify for the dividends received deduction for corporations. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and the entire amount of distributions to shareholders would be taxable to shareholders as ordinary income.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-free investments, such as shares of the Fund, is not deductible. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the pur-

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21
chase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Tax-exempt income is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users. Accordingly, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" thereof. Such persons should consult their tax advisers before investing in the Fund.

The Fund may invest in private activity bonds, the interest on which is a specific item of tax preference for purposes of computing the alternative minimum tax on corporations and individuals. This type of private activity bond includes most industrial and housing revenue bonds. Shareholders whose tax liability is determined under the alternative minimum tax will be taxed on their share of the Fund's exempt-interest dividends that were paid from income earned on these bonds. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certificates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the federal, state and local tax consequences to its shareholders.

State and Local Tax Aspects

The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated exempt interest dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard.

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22

General Information

Investor Inquiries

Investor inquiries may be made directly of the Fund in writing or by calling Nuveen, the Fund's distributor (nationwide (800) 858-4084).

Custodian, Shareholder Services Agent and Transfer Agent

The custodian of the Fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial fund accounting and portfolio accounting services. SSI, P.O. Box 5330, Denver, Colorado 80217-5330, is the transfer, shareholder services and dividend paying agent for the Fund and performs bookkeeping, data processing and administrative services incidental to the maintenance of shareholder accounts.

Capital Stock

The Fund was incorporated in Maryland on November 19, 1980. Its authorized capital stock consists of a single class of 5,000,000,000 shares of common stock, $.01 par value. All shares have equal non-cumulative voting rights and equal rights with respect to dividends declared by the Fund and assets upon liquidation. Shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Independent Public Accountants

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Fund. In addition to audit services, Arthur Andersen LLP provides consultation and assistance on accounting, internal control, tax and related matters. The financial statements of the Fund which follow and the information set forth under "Financial Highlights" have been audited by Arthur Andersen LLP as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report.

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23

                        Annual Report Financial Section

    Contents

26  Portfolio of Investments

33  Statement of Net Assets

34  Statement of Operations

35  Statement of Changes in Net Assets

36  Notes to Financial Statements

39  Financial Highlights

42  Report of Independent Public Accountants

======
25


                Portfolio of Investments

                Tax--Exempt


   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*            Costs
-----------------------------------------------------------------------------------------------------------------------
                Alabama -- 4.4%

  $5,935,000    Boaz Industrial Development Board (Parker-Hannifin Corporation                     Aa-2     $ 5,935,000
                  Project), Variable Rate Demand Bonds, 3.350%, 9/01/12+
   8,000,000    The Educational Building Authority of the City of Homewood,                      VMIG-1       8,000,000
                  Educational Facilities Revenue Bonds (Samford University Series 1996),
                  Variable Rate Demand Notes, 3.450%, 12/01/21+
   4,000,000    Marshall County Special Obligation School Refunding Warrants,                      A-1+       4,000,000
                  Series 1994, Variable Rate Demand Bonds, 3.350%, 2/01/12+
   4,900,000    McIntosh Industrial Development Board, Pollution Control Revenue                   A-1+       4,900,000
                  (Ciba-Geigy Corporation), Variable Rate Demand Bonds,
                  3.500%, 7/01/04+
-----------------------------------------------------------------------------------------------------------------------
                Arizona -- 8.5%

   7,500,000    Apache County Industrial Development Authority                                   VMIG-1       7,500,000
                  (Tucson Electric Power Co.) Series B, Variable Rate
                  Demand Bonds, 3.300%, 12/15/18+
   9,380,000    Maricopa County, Arizona Pollution Control Corporation,                            A-1+       9,380,000
                  Pollution Control Revenue Refunding Bonds
                  (Arizona Public Service Company Palo Verde Project),
                  1994 Series F, Variable Rate Demand Bonds, 3.450%, 5/01/29+
   2,300,000    Maricopa County, Arizona Pollution Control Corporation,                            A-1+       2,300,000
                  Pollution Control Revenue Refunding Bonds
                  (Arizona Public Service Company Palo Verde Project),
                  1994 Series B, Variable Rate Demand Bonds, 3.450%, 5/01/29+
   3,500,000    Arizona School District Tax Anticipation Note Financing Program,                  SP-1+       3,511,470
                  Tempe Elementary School District No. 3 of Maricopa County, Arizona,
                  Series 1996C, 4.350%, 7/30/97
   5,000,000    Arizona School District Tax Anticipation Note Financing Program,                  SP-1+       5,016,385
                  Peoria Unified School District No. 11 of Maricopa County, Arizona,
                  Series 1996C, 4.350%, 7/30/97
  10,000,000    Arizona School District Tax Anticipation Note Financing Program,                  SP-1+      10,016,052
                  Paradise Valley Unified School District No. 69 of
                  Maricopa County, Arizona, 4.400%, 7/31/97
   6,400,000    Sunset Ranch Certificate Trust Certificates of Participation,                    VMIG-1       6,400,000
                  1991 Series A, Variable Rate Demand Bonds, 3.250%, 12/01/27+
-----------------------------------------------------------------------------------------------------------------------
                Arkansas -- 0.6%

   3,100,000    Arkansas Hospital Equipment Finance Authority                                    VMIG-1       3,100,000
                  (Washington Regional Medical Center),
                  Variable Rate Demand Bonds, 3.350%, 10/01/98+


                26



                                                                                     Nuveen Municipal Money Market Fund
                                                                                        February 28, 1997 Annual Report

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                California -- 2.4%

 $ 3,000,000    State of California 1996-97 Revenue Anticipation Notes, 4.500%, 6/30/97          MIG-1      $ 3,012,153

   9,400,000    Regional Airports Improvement Corporation Facilities, Sublease Revenue            A-1+        9,400,000
                Bonds, Issue of 1985, Lax Two Corporation (Los Angeles International
                Airport), Variable Rate Demand Bonds, 3.500%, 12/01/25+
-----------------------------------------------------------------------------------------------------------------------
                Connecticut -- 2.9%

  15,000,000    Connecticut State Special Assessment Unemployment Compensation                  VMIG-1       15,000,000
                  Advance Fund Revenue Bonds, Series 1993C,Variable Rate Demand
                  Bonds, 3.900%, 11/15/01+, (Mandatory put 7/01/97)
-----------------------------------------------------------------------------------------------------------------------
                District of Columbia -- 3.0%

   3,000,000    District of Columbia General Obligation General Fund Recovery Bonds,            VMIG-1        3,000,000
                  Series 1991B, Variable Rate Demand Bonds, 3.500%, 6/01/03+

   2,000,000    District of Columbia General Obligation Series 1992A-6, Variable Rate           VMIG-1        2,000,000
                  Demand Bonds, 3.550%, 10/01/07+

   7,000,000    District of Columbia General Obligation Series 1992A-5, Variable Rate           VMIG-1        7,000,000
                  Demand Bonds, 3.550%, 10/01/07+

   3,400,000    District of Columbia General Obligation Series 1992A-2, Variable Rate           VMIG-1        3,400,000
                  Demand Bonds, 3.550%, 10/01/07+
-----------------------------------------------------------------------------------------------------------------------
                Florida -- 5.9%

  17,000,000    Florida Housing Finance Agency, Multi-Family 1985 Series D                      VMIG-1       17,000,000
                  (Kings Colony), Variable Rate Demand Bonds, 3.350%, 8/01/06+
   7,000,000    Gulf Breeze Series 1995 A (Florida Municipal Bond Fund), Variable                  A-1        7,000,000
                  Rate Demand Bonds, 3.350%, 3/31/21+
   6,200,000    Miami Health Facilities Authority (Miami Jewish Home and                          Aa-3        6,200,000
                  Hospital for the Aged, Inc.) Series 1992, Variable Rate Demand
                  Bonds, 3.350%, 3/01/12+
-----------------------------------------------------------------------------------------------------------------------
                Georgia -- 4.7%

   7,215,000    Housing Authority of Clayton County, Tax-Exempt Adjustable Mode                   Aa-2        7,215,000
                  Multifamily Housing Revenue Refunding Bonds, Series 1996
                  (BS Partners LP Project), Variable Rate Demand Bonds,
                  3.350%, 9/01/26+

   3,000,000    Columbia Elderly Authority, Residential Care Facilities Revenue Bonds             Aa-3        3,000,000
                  (Augusta Resource Center on Aging Inc.),
                  Variable Rate Demand Bonds, 3.350%, 1/01/21+

  10,705,000    Housing Authority of the County of DeKalb, Georgia, Multifamily Housing            P-1       10,705,000
                   Revenue Refunding Bonds (Lenox Pointe Project), Series 1996A, Variable
                                  Rate Demand Bonds, 3.350%, 11/01/23+


                Portfolio of Investments -- continued

                Tax--Exempt

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*            Costs
-----------------------------------------------------------------------------------------------------------------------
                Georgia -- continued

 $ 3,200,000    Fulco Hospital Authority (St. Joseph's Hospital of Atlanta) 1989 Revenue        VMIG-1      $ 3,200,000
                  Anticipation Certificates, Commercial Paper, 3.400%, 5/08/97
-----------------------------------------------------------------------------------------------------------------------
                Illinois -- 1.4%

   5,000,000    Illinois Development Finance Authority (Jewish Charities) Fiscal 1996-            A-1+        5,000,000
                  1997B, Variable Rate Demand Notes, 3.350%, 6/30/97

   2,000,000    City of Chicago, Chicago-O'Hare International Airport, Special Facility            P-1        2,000,000
                  Revenue Bonds (American Airlines, Inc. Project), Series 1983C, Variable
                  Rate Demand Bonds, 3.450%, 12/01/17+
-----------------------------------------------------------------------------------------------------------------------
                Kansas -- 1.2%

   6,000,000    Manhattan Industrial Development Board (Parker-Hannifin Corporation),             Aa-2        6,000,000
                  Variable Rate Demand Bonds, 3.350%, 9/01/09+
-----------------------------------------------------------------------------------------------------------------------
                Kentucky -- 3.5%

   3,000,000    Kentucky Governmental Agencies, 1996 Cash Flow Borrowing Program,                  N/R        3,001,420
                  Certificates of Participation, Tax and Revenue Anticipation Notes,
                  4.300%, 6/30/97

  15,000,000    Louisville and Jefferson County Metropolitan Sewer District 1996A,                SP-1       15,000,000
                  Variable Rate Demand Bonds, 3.350%, 3/27/97
-----------------------------------------------------------------------------------------------------------------------
                Louisiana -- 2.1%

   7,000,000    Louisiana Public Facilities Authority (Schwegmann Westside Expressway              A-2        7,000,000
                  Project) Industrial Development Revenue, Variable Rate Demand Bonds,
                  3.550%, 12/01/12+

   4,000,000    Hammond Industrial Development Board (Schwegmann Westside                          A-2        4,000,000
                  Expressway Project), Variable Rate Demand Bonds, 3.550%, 11/01/14+
-----------------------------------------------------------------------------------------------------------------------
                Maryland -- 4.6%

  14,000,000    Maryland Economic Development Corporation, Adjustable Rate Pooled                 A-1+       14,000,000
                  Financing (Maryland Municipal Bond Fund) Series 1995, Variable Rate
                  Demand Bonds, 3.300%, 6/01/20+

   9,940,000    Maryland Industrial Development (Baltimore International Culinary                  A-1        9,940,000
                  College), Variable Rate Demand Bonds, 3.550%, 5/01/24+
-----------------------------------------------------------------------------------------------------------------------
                Massachusetts -- 2.4%

  12,600,000    The Commonwealth of Massachusetts, Dedicated Income Tax Bonds,                  VMIG-1       12,600,000
                  Fiscal Recovery Loan, Act of 1990, Series B, Variable Rate Demand
                  Bonds, 3.400%, 12/01/97
                ====
                28


                                              Nuveen Municipal Money Market Fund
                                                 February 28, 1997 Annual Report



   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                Michigan -- 6.2%

 $ 1,200,000    Michigan State Strategic Fund Pollution Control (Consumers Power                    P-1     $ 1,200,000
                  Company), Variable Rate Demand Bonds, 3.450%, 4/15/18+
   7,000,000    Detroit City School District Wayne County State School Aid Notes                  SP-1+       7,006,231
                  (Limited Tax General Obligation), Series 1996, 4.500%, 5/01/97
  11,800,000    Detroit Downtown Development Authority (Millender Center Project),               VMIG-1      11,800,000
                  Variable Rate Demand Bonds, 3.500%, 12/01/10+
  12,000,000    Regents of The University of Michigan, Hospital Revenue Bonds, Series            VMIG-1      12,000,000
                  1995A, Adjustable Rate Demand Bonds, 3.500%, 12/01/27+
-----------------------------------------------------------------------------------------------------------------------
                Minnesota -- 2.4%

   5,000,000    Bloomington Port Authority, Tax Increment Revenue Refunding Bonds                VMIG-1       5,000,000
                  (Mall of America Project) Series 1995A, Variable Rate Demand
                  Bonds, 3.350%, 2/01/13+
   7,500,000    St. Paul Housing and Redevelopment Authority, Parking Revenue                    VMIG-1       7,500,000
                  Bonds, Series 1995B, Variable Rate Demand Bonds, 3.430%, 8/01/17+
-----------------------------------------------------------------------------------------------------------------------
                Missouri -- 6.2%

   7,000,000    Health and Educational Facilities Authority of the State of Missouri,              A-1+       7,000,000
                  Health Facilities Revenue Bonds (St. Francis' Medical Center),
                  Series 1996A, Variable Rate Demand Bonds, 3.400%, 6/01/26+
   1,450,000    Health and Educational Facilities Authority of the State of Missouri,            VMIG-1       1,450,000
                  Educational Facilities Revenue Bonds (Drury College),
                  Series 1996A, Variable Rate Demand Bonds, 3.450%, 8/15/21+
  10,700,000    Missouri Health and Educational Facilities Authority, Health Facilities            A-1+      10,700,000
                  Revenue Bonds (SSM Health Care Project), Series 1995B, Variable
                  Rate Demand Obligations, 3.300%, 6/01/22+
   3,500,000    Kansas City Industrial Development (Research Health System), Variable            VMIG-1       3,500,000
                  Rate Demand Bonds, 3.500%, 4/15/15+
   1,100,000    Kansas City Industrial Development Authority (Research Health System),           VMIG-1       1,100,000
                  Variable Rate Demand Bonds, 3.500%, 10/15/15+
   8,300,000    St. Louis Land Clearance Redevelopment Authority, Parking Facility               VMIG-1       8,300,000
                  Revenue Refunding Bonds, Series 1996, Variable Rate Demand Bonds,
                  3.600%, 9/01/19+
-----------------------------------------------------------------------------------------------------------------------
                Nebraska -- 0.9%

   4,430,000    Scotts Bluff County Hospital Authority, Elderly Residential Facility (West          A-1       4,430,000
                  Village), GNMA, Variable Rate Demand Bonds, 3.500%, 12/01/31+


                29


                Portfolio of Investments -- continued
                Tax--Exempt

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*            Costs
-----------------------------------------------------------------------------------------------------------------------

                Nevada -- 1.9%

$ 10,000,000    Clark County Airport System, Refunding Revenue Bonds, Series 1993A,             VMIG-1     $ 10,000,000
                  Variable Rate Demand Bonds, 3.250%, 7/01/12+
-----------------------------------------------------------------------------------------------------------------------
                New York -- 1.4%

   7,000,000    New York City Commercial Paper, Series J-3, 3.350%, 3/17/97                       A-1+        7,000,000
-----------------------------------------------------------------------------------------------------------------------
                North Carolina -- 1.7%

   9,000,000    North Carolina Eastern Municipal Power Agency, Power System                       A-1+        9,000,000
                  Revenue, Series 1988B, Commercial Paper, 3.500%, 4/10/97
-----------------------------------------------------------------------------------------------------------------------
                Ohio -- 3.7%

  10,000,000    Ohio School Districts, 1996 Cash Flow Borrowing Program, Certificates            MIG-1       10,016,875
                  of Participation, Revenue Anticipation Notes of Certain Ohio School
                  Districts, Series B, 4.530%, 6/30/97

   5,000,000    Dublin City School District, Franklin, Delaware and Union Counties,              MIG-1        5,006,798
                  Ohio, School Building Construction and Improvement Notes, Series
                  1996 (General Obligation -- Unlimited Tax), 4.000%, 6/10/97

   4,000,000    University of Cincinnati General Receipt Bond Anticipation Notes,                MIG-1        4,000,906
                  Series S1, 3.750%, 3/20/97
-----------------------------------------------------------------------------------------------------------------------
                Oregon -- 1.6%

   8,000,000    Port of Morrow (Portland G.E. Company Boardman Project), Variable Rate          VMIG-1        8,000,000
                  Demand Bonds, 3.500%, 10/01/13+
-----------------------------------------------------------------------------------------------------------------------
                Pennsylvania -- 3.6%

   1,635,000    Allegheny County Hospital Development Authority (Presbyterian-                  VMIG-1        1,635,000
                  University Health System), Variable Rate Demand Bonds,
                  3.350%, 3/01/18+

   3,370,000    Montgomery County Higher Education and Health Authority, Series                 VMIG-1        3,370,000
                  1995 (Philadelphia Presbytery Homes, Inc.), Variable Rate Demand
                  Bonds, 3.350%, 7/01/25+

   8,000,000    City of Philadelphia, Pennsylvania, General Obligation Bonds, Series            VMIG-1        8,000,000
                  1990, Commercial Paper, 3.500%, 4/07/97

   5,345,000    Washington County Authority, Higher Education Pooled Equipment                  VMIG-1        5,345,000
                  Lease Revenue Bonds, Series 1985A, Variable Rate Demand Bonds,
                  3.350%, 11/01/05+
-----------------------------------------------------------------------------------------------------------------------
                South Dakota -- 2.3%

  11,935,000    South Dakota Health and Education Facility (McKennan Hospital), Series          VMIG-1       11,935,000
                  1994, Variable Rate Demand Revenue Bonds, 3.350%, 7/01/14+

                =====
                30


                                              Nuveen Municipal Money Market Fund
                                                 February 28, 1997 Annual Report


  Principal                                                                                                  Amortized
     Amount     Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                Tennessee -- 5.6%

 $16,000,000    The Public Building Authority of the City of Clarksville, Tennessee,               A-1+     $16,000,000
                  Adjustable Rate Pooled Financing Revenue Bonds, Series 1994
                  (Tennessee Municipal Bond Fund), Variable Rate Demand Bonds,
                  3.300%, 6/01/24+

   4,675,000    Loudon Water and Sewer Revenue Refunding Bonds, Series 1996,                       Aa-2       4,675,000
                  Variable Rate Demand Bonds, 3.350%, 9/01/06+

   8,000,000    The Public Building Authority of the County of Montgomery, Tennessee,               P-1       8,000,000
                  Adjustable Rate Pooled Financing Revenue Bonds, Series 1996
                  (Montgomery County Loan), 3.300%, 7/01/19+
-----------------------------------------------------------------------------------------------------------------------
                Texas -- 5.8%

   6,000,000    State of Texas Tax and Revenue Anticipation Notes, Series 1996,                   MIG-1       6,035,810
                  4.750%, 8/29/97

   3,000,000    Texas Health Facilities Development Corporation (North Texas Pooled              VMIG-1       3,000,000
                  Health Program), Variable Rate Demand Bonds, 3.350%, 5/31/25+

   1,700,000    Angelina and Neches River Authority, Solid Waste Disposal, Variable                 P-1       1,700,000
                  Rate Demand Bonds, 3.450%, 5/01/14+

   2,700,000    Guadalupe-Blanco River Authority, Pollution Control Revenue Refunding            VMIG-1       2,700,000
                  Bonds (Central Power and Light Company Project), Series 1995,
                  Variable Rate Demand Bonds, 3.500%, 11/01/15+

   8,400,000    North Central Texas Health Facilities Development Corporation, Hospital             A-1       8,400,000
                  Revenue Bonds, Series 1985-B (Methodist Hospitals of Dallas),
                  Variable Rate Demand Bonds, 3.450%, 10/01/15+

   4,900,000    Plano Health Facilities Development Corporation, Unit Priced Demand              VMIG-1       4,900,000
                  Adjustable Hospital Revenue Bonds (Children's and Presbyterian
                  Healthcare Center of North Texas Project), Commercial Paper,
                  3.500%, 5/27/97

   3,350,000    Sabine River Authority of Texas, Collateralized Pollution Control Revenue        VMIG-1       3,350,000
                  Refunding Bonds (Texas Utilities Electric Company Project), Series
                  1996A, Variable Rate Demand Bonds, 3.500%, 3/01/26+
-----------------------------------------------------------------------------------------------------------------------
                Washington -- 5.0%

  13,745,000    Washington State Housing Finance Commission, Nonprofit Revenue                      A-1      13,745,000
                  Bonds (Emerald Heights Project), Series 1990, Variable Rate Demand
                  Bonds, 3.450%, 1/01/21+

   3,200,000    Spokane County, Washington, Current Expense Fund Tax Anticipation                   N/R       3,200,000
                  Notes, Series 1996A, 4.000%, 6/30/97

   9,000,000    Washington Student Loan Agency, Series 1984A, Variable Rate Demand               VMIG-1       9,000,000
                  Bonds, 3.550%, 1/01/01+

                =====
                31


                Portfolio of Investments -- continued

                Tax--Exempt

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*            Costs
-----------------------------------------------------------------------------------------------------------------------
                Wisconsin -- 3.7%

$  1,000,000    Wisconsin Health and Educational Facilities Authority, Series 1996B                A-1     $  1,000,000
                  (Riverview Hospital Association Wisconsin Rapids), Variable Rate
                  Demand Bonds, 3.500%, 10/01/26+

   4,000,000    Beaver Dam Unified School District Dodge County, Wisconsin, Bond                 MIG-1        4,004,620
                  Anticipation Notes, 3.850%, 10/14/97

  10,000,000    Milwaukee Short-Term School Order Notes, Series 1996B, Revenue                   MIG-1       10,033,114
                  Anticipation Notes, 4.250%, 8/21/97

   3,805,000    River Falls Commercial Development Revenue Refunding (Erdeco                      Aa-2        3,805,000
                  Partnership Project), Variable Rate Demand Bonds,
                  3.430%, 11/01/13+
-----------------------------------------------------------------------------------------------------------------------
$513,415,000    Total Investments -- 99.6%                                                                  513,576,834
-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.4%                                                         1,826,224
                -------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                         $515,403,058
                =======================================================================================================
                . Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                N/R--Investment is not rated.

                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
                  This rate changes periodically based on market conditions or a specified market index.

                32


                                 See accompanying notes to financial statements.

Statement of Net Assets                       Nuveen Municipal Money Market Fund
February 28, 1997                               February 28, 1997 Annual Report



--------------------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized cost (note 1)                  $513,576,834
Receivables:
  Interest                                                                                     2,982,175
  Investments sold                                                                               430,000
Other assets                                                                                      19,375
--------------------------------------------------------------------------------------------------------
     Total assets                                                                            517,008,384
--------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                   175,596
Accrued expenses:
  Management fees (note 3)                                                                       157,550
  Other                                                                                           96,628
Dividends payable                                                                              1,175,552
--------------------------------------------------------------------------------------------------------
     Total liabilities                                                                         1,605,326
--------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 4)                                        $515,403,058
========================================================================================================
Shares outstanding                                                                           515,403,058
========================================================================================================
Net asset value, offering and redemption
  price per share (net assets divided by shares outstanding)                                $       1.00
========================================================================================================

=====
33                               See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1997


-------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                 $18,993,553
-------------------------------------------------------------------------------

Expenses
  Management fees (note 3)                                            2,136,925
  Shareholders' servicing agent fees and expenses                        21,713
  Custodian's fees and expenses                                         110,419
  Directors' fees and expenses (note 3)                                   6,220
  Professional fees                                                      24,588
  Shareholders' reports -- printing and mailing expenses                 47,577
  Federal and state registration fees                                     3,235
  Other expenses                                                         18,319
-------------------------------------------------------------------------------
Total expenses                                                        2,368,996
-------------------------------------------------------------------------------
Net investment income                                                16,624,557
Net realized gain from investment transactions (notes 1 and 2)           21,201
-------------------------------------------------------------------------------
Net increase in net assets from operations                          $16,645,758
===============================================================================


=====
34                              See accompanying notes to financial statements.



                                                                       Nuveen Municipal Money Market Fund
                                                                          February 28, 1997 Annual Report


Statement of Changes in Net Assets
                                                                  Year ended 2/28/97   Year ended 2/29/96
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $    16,624,557      $    23,052,780
Net realized gain from investment transactions (notes 1 and 2)                21,201                9,200
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                16,645,758           23,061,980
---------------------------------------------------------------------------------------------------------
Distributions To Shareholders (Note 1)                                   (16,645,758)         (23,061,980)
---------------------------------------------------------------------------------------------------------
Share Transactions
  (at a constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                       2,793,785,234        3,673,148,811
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                     6,431,423            7,738,987
---------------------------------------------------------------------------------------------------------
                                                                       2,800,216,657        3,680,887,798
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (2,894,867,006)      (3,830,078,044)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions            (94,650,349)        (149,190,246)
Net assets at the beginning of the year                                  610,053,407          759,243,653
---------------------------------------------------------------------------------------------------------
Net assets at the end of the year                                    $   515,403,058      $   610,053,407
=========================================================================================================

======
35                                                        See accompanying notes to financial statements.

Notes to Financial Statements


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The Fund invests in short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are traded and valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 28, 1997, the dollar-weighted average life was 30 days).

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. At February 28, 1997, there were no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Tax-exempt net investment income, adjusted for realized short-term gains and losses on investment transactions, is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, including any net realized capital gains from investment transactions. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

=====
36

                                              Nuveen Municipal Money Market Fund
                                                 February 28, 1997 Annual Report


Insurance Commitments

The Fund has obtained commitments (each a "Commitment") from Municipal Bond Investors Assurance Corporation ("MBIA") with respect to certain designated bonds held by the Fund for which credit support is furnished by banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if the Fund were to determine that certain adverse circumstances relating to the financial conditions of the Approved Banks had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity. Although such insurance would not guarantee the market value of the bonds or the value of the Fund's shares, the Fund believes that its ability to obtain insurance for such bonds under such adverse circumstances will enable the Fund to hold or dispose of such bonds at a price at or near their par value.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 28, 1997.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investment securities during the fiscal year ended February 28, 1997, aggregated $2,137,344,449 and $2,231,082,075, respectively.

For Federal income tax purposes, the cost of investments owned at February 28, 1997, was the same as the cost for financial reporting purposes.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, as follows:

Average daily net asset value                         Management fee
------------------------------------------------------------------------
For the first $500 million                                .400 of 1%
For the next $500 million                                 .375 of 1
For the next $1 billion                                   .350 of 1
For net assets over $2 billion                            .325 of 1
---------------------------------------------------------------------

=====
37

The management fee is reduced by, or the Adviser assumes certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

4. COMPOSITION OF NET ASSETS

At February 28, 1997, the Fund had 5 billion shares of $.01 par value stock authorized. Net assets consisted of $515,403,058 paid-in capital.

5. INVESTMENT COMPOSITION

The Fund invests in municipal securities which include general obligation and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

---------------------------------------------------------------------
Revenue Bonds:
  Health Care Facilities                                          20%
  Pollution Control Facilities                                    19
  Housing Facilities                                               8
  Educational Facilities                                           6
  Transportation                                                   5
  Water/Sewer Facilities                                           4
  Electrical Utilities                                             2
  Lease Rental Facilities                                          1
  Other                                                           16
General Obligation Bonds                                          19
---------------------------------------------------------------------
                                                                 100%
=====================================================================

At February 28, 1997, 86% of the investments owned by the Fund have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (see note 1).

For additional information regarding each investment security, refer to the Portfolio of Investments.

=====
38

                             Financial Highlights

               FINANCIAL HIGHLIGHTS


               Selected data for a share outstanding throughout each period is as follows:

                                                    Income from
                                               Investment Operations          Less Distributions
                                               ---------------------          ------------------

                                                                 Net
                                   Net                  realized and     Dividends                         Net     Total
                                 asset                    unrealized     from tax-                       asset    return
                                 value           Net     gain (loss)    exempt net     Distributions     value    on net
                             beginning    investment            from    investment      from capital    end of     asset
                             of period        income     investments        income             gains    period     value
-------------------------------------------------------------------------------------------------------------------------

Year ended,
  2/28/97                       $1.000         $.031    $         --       $(.031)    $           --    $1.000      3.11%
  2/29/96                        1.000          .034              --        (.034)                --     1.000      3.42
  2/28/95                        1.000          .027              --        (.027)                --     1.000      2.69
  2/28/94                        1.000          .020              --        (.020)                --     1.000      2.04
  2/28/93                        1.000          .026              --        (.026)                --     1.000      2.57
 10/1/91 to 2/29/92              1.000          .016              --        (.016)                --     1.000      1.56

Year ended,
 9/30/91                         1.000          .049              --        (.049)                --     1.000      4.85
 9/30/90                         1.000          .058              --        (.058)                --     1.000      5.75
 9/30/89                         1.000          .060              --        (.060)                --     1.000      6.00
 9/30/88                         1.000          .049              --        (.049)                --     1.000      4.89
-------------------------------------------------------------------------------------------------------------------------
               *Annualized.

                                              Nuveen Municipal Money Market Fund
                                                 February 28, 1997 Annual Report



      Ratios/Supplemental Data
-----------------------------------------------
                                          Ratio
                                         of net
                      Ratio of       investment
     Net assets       expenses        income to
  end of period     to average          average
 (in thousands)     net assets       net assets
-----------------------------------------------

     $  515,403            .44%            3.10%
        610,053            .44             3.43
        759,244            .44             2.65
        975,833            .42             2.04
      1,597,014            .40             2.58
      2,332,021            .39*            3.71*

      1,927,583            .38             4.81
      1,800,966            .40             5.74
      1,756,725            .39             6.02
      2,044,479            .39             4.90
-----------------------------------------------

Report of Independent Public Accountants



To the Board of Directors and Shareholders of Nuveen Tax-Exempt Money Market Fund, Inc.:

We have audited the accompanying statement of net assets of Nuveen Tax-Exempt Money Market Fund, Inc. (a Maryland corporation), including the portfolio of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Tax-Exempt Money Market Fund, Inc. as of February 28, 1997, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 1997

Fund Information


Board of Directors
Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Margaret K. Rosenheim

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413


Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227


Legal Counsel
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, DC


Public Accountants
Arthur Andersen LLP
Chicago, Illinois

                   Serving Investors
                   for Generations


[PHOTO OF          Since our founding in 1898, John Nuveen & Co. has been
JOHN NUVEEN, SR.   synonymous with investments that withstand the test of time.
APPEARS HERE]      Today, we offer a broad range of investments designed for
                   mature investors whose portfolios are the principal source of
John Nuveen, Sr.   their ongoing financial security. More than 1.3 million
                   investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

                   A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

                   To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227

NUVEEN

Money Market Fund Account Application

 .    This application must be preceded or accompanied by a current fund prospectus, and may not be used to open Nuveen unit trust reinvestment accounts. If you wish to open this type of account, please call Nuveen to request the appropriate application.

 .    If you need additional copies of this application, or would like assistance completing it, please call Nuveen at (800) 621-7227.

 .    Mail this application to:
     Nuveen Money Market Funds
     P.O. Box 5330
     Denver, CO 80217-5330.

1    Account Registration

Please select an account type and complete all applicable information.

Joint registration will be as joint tenants with rights of survivorship unless you specify tenants in common.

[_] Individual     [_] Joint Tenant

First Name, Middle Initial, Last Name

--------------------------------------------------------------------------------
                                                    Taxpayer ID Number

--------------------------------------------------------------------------------
[_] Uniform Gift/Transfer to Minor
Name of Custodian                                   Minor's State of Residence

--------------------------------------------------------------------------------
Minor's Name (only one minor may be named)          Minor's Taxpayer ID Number

--------------------------------------------------------------------------------
[_] Corporation or Partnership
Name of Corporation or Partnership                  Taxpayer ID Number

--------------------------------------------------------------------------------
[_] Trust
Names of All Trustees

--------------------------------------------------------------------------------
Trust Name

--------------------------------------------------------------------------------
Trust Agreement Date (mandatory)  Month  Day  Year  Trust Taxpayer ID Number

--------------------------------------------------------------------------------

2    Mailing Address
Street Address

--------------------------------------------------------------------------------
City                                                State   Zip Code

--------------------------------------------------------------------------------

3    Fund Selection


Please write in the amount(s) you wish to invest.

Enclose a separate check made payable to each fund you are purchasing.

[_]  Enclosed is my check in the amount payable to the Fund(s) indicated below.

[_] Funds in the amount listed below were wired to United Missouri Bank of Kansas City.

Note: Please call Nuveen at (800) 858-4084 to obtain an account number for wiring funds.

Nuveen Money Market Funds
$________________ Tax-Free Reserves (Minimum initial investment $1,000.) $________________ California Tax-Free Money Market Fund (Minimum initial investment $5,000.)
$________________  Massachusetts Tax-Free Money Market Fund (Minimum initial investment $5,000.)
$________________  New York Tax-Free Money Market Fund (Minimum initial investment $5,000.)

If you use this application to purchase more than one fund, any optional features you select, except for the Systematic Investment or Systematic Withdrawal Plans, will apply to all funds.

State funds may not be registered in all states.

Please complete the next page of this form.

4    Dividend Options

Please indicate how you would like to receive your dividends.

If no box is checked, dividends will be reinvested into additional shares of the paying fund.

Some state funds may not be available in all states.


(check one)
[_]  Reinvest dividends into additional shares of the paying fund.

[_] Reinvest dividends into an existing, identically registered Nuveen mutual fund account.

Fund Name

--------------------------------------------------------------------------------
Account Number (if known)

---------------------------------------

[_]  Send dividends by check. (Complete Section 5.)

[_]  Deposit dividends into my bank account via Fund Direct. (Complete
     Section 7.)

5    Check Instructions

Please complete this section only if you requested to receive dividends by check.

[_]  Make checks payable to the registered holder.

[_]  Make checks payable to the registered holder at the address listed below.

[_] Make checks payable to the following third party, at the address listed below.

Third Party Name (if applicable)

--------------------------------------------------------------------------------
Attention

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                     State  Zip Code            Daytime Telephone Number
                                                              -   -
--------------------------------------------------------------------------------

6    Telephone Services

Telephone Exchange and Telephone Redemptions by Check

You and your financial adviser will automatically receive telephone exchange and redemption privileges, unless you request otherwise below.

[_]  I do not wish to have telephone privileges.

Telephone Redemptions via Fund Direct

[_] I would like to be able to redeem shares by phone and have the proceeds deposited directly into my bank account, and authorize Nuveen to honor requests for such redemptions. (Complete Section 7.)

Telephone Purchases via Fund Direct

[_] I would like to be able to purchase additional shares of my current fund by phone using funds from my bank account, and authorize Nuveen to execute such transactions. (Complete Section 7.)

If the names on your bank account do not exactly match your money market fund account registration, please have all bank account holders sign below.

Signature of Depositor                                        Month  Day    Year

--------------------------------------------------------------------------------
Signature of Joint Depositor                                  Month  Day    Year

--------------------------------------------------------------------------------

[_] I wish to have telephone privileges for myself, but not my financial adviser.

Please complete the next page of this form.

7  Bank Information

Please complete this section if you wish to transfer funds electronically to or from your bank account via Fund Direct.

If you do not have a check or a personalized deposit slip, please call Nuveen at
(800) 621-7227.

Bank Name

--------------------------------------------------------------------------------

Street Address

--------------------------------------------------------------------------------

City                     State   Zip Code        Telephone Number

--------------------------------------------------------------------------------

Bank Account Number

--------------------------------------------------------------------------------

Account Type (check one)
[_] Checking account (Please attach a voided check.)
[_] Savings account (Please attach a personalized deposit slip.)



8  Check Redemption Authorization

Read the instructions and explanation carefully before completing this section and return the completed signature card with this application form.

[_] I authorize Nuveen to honor drafts drawn on the Fund and to redeem a sufficient number of Fund shares to pay such drafts.

Joint Accounts

You must complete this section to elect this option.
[_]  Either owner of the fund(s) may sign redemption checks.
[_]  All owners of the fund(s) are required to sign redemption checks.

A. Checks must be on forms provided by the Fund and for a minimum of $500 or they will not be honored. Checks are authorizations to redeem Fund shares and are payable through the United Missouri Bank of Kansas City, N.A. (the "Bank").

B. Check forms will not be issued until a completed signature card is received by the Fund.

C. Checks requiring redemption of shares held for 15 days or less that were not purchased by "wire transfer" of federal funds or for which there are insufficient shares to cover payment will not be honored.

D. Unless one signer is authorized on the account application form and signature card, each check must be signed by all account owners or it will not be honored. If SSI receives written notice by either owner of a revocation of the authorization to sign individually, all account owners will be required to sign redemption checks. Checks must be signed exactly as registered.

E. The privilege is subject to the Fund's and the Bank's rules and regulations, and applicable governmental regulations, as amended from time to time.

F. The Fund may refuse to honor checks and may refuse to effect redemptions to pay checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.

G. The account owner agrees to examine confirmations and cancelled checks and to notify SSI of any unauthorized or missing signature or endorsement or alteration on the check or error on the confirmation within 30 days after mailing to owner. Failure to do so shall preclude any claim against the Fund, the Bank, SSI, or their representatives and agents by reason of any unauthorized or missing signature or endorsement, alteration, error, or forgery of any kind.


--------------------------------------------------------------------------------
Checkwriting Signature Card

Please indicate the Nuveen fund(s) to the right for which this signature card applies.

In order to process this card you must write your account number in the space provided.

Please print the names of the registered owners or legal representatives and sign in the space provided at right.

Customer Account Number

--------------------------------------------------------------------------------

[_] Nuveen Tax-Free Reserves
[_] Nuveen California Tax-Free Money Market Fund
[_] Nuveen Massachusetts Tax-Free Money Market Fund
[_] Nuveen New York Tax-Free Money Market Fund


Joint Accounts

[_] Check here if more than one signature will be required on checks.

Authorized Account Signer

--------------------------------------------------------------------------------

Authorized Account Signature

--------------------------------------------------------------------------------

Authorized Account Signer

--------------------------------------------------------------------------------

Authorized Account Signature

--------------------------------------------------------------------------------

9  Financial Adviser Information

Please complete this section so your financial adviser can service your account and receive copies of your statements.

Financial Adviser's Name                      Rep. Number

--------------------------------------------------------------------------------

Firm Name

--------------------------------------------------------------------------------

Branch Address                       Branch Number

--------------------------------------------------------------------------------

City                     State  Zip Code        Telephone Number

--------------------------------------------------------------------------------


10  Certification and Substitute Form W-9

I/we have received and read a copy of the prospectus for the fund(s) I am/we are purchasing and agree to be bound by its terms, as amended. Under penalty of perjury, I/we certify that (1) I/we have the power and authority to establish this account; (2) the information provided on this application is accurate and complete; and (3) the IRS has not notified me/us that I am/we are subject to backup withholding. (Line out clause (3) if you are subject to backup withholding.) I/we release the fund(s), Nuveen, and their agents and representatives from all liability and agree to indemnify them from any and all losses, damages or costs for acting in good faith in accordance with instructions, including telephone instructions, believed to be genuine. I/we agree to notify Nuveen promptly in writing if any information contained in this application changes.

Signature                           Month  Day  Year   Daytime Telephone Number

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Signature of Joint Tenant (if any)  Month  Day  Year   Daytime Telephone Number

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Mail this completed application to:

Nuveen Money Market Funds
P.O. Box 5330
Denver, CO 80217-5330

                                                                [LOGO OF NUVEEN]

Statement of Additional Information
April 29, 1997
Nuveen Tax-Exempt Money Market Fund, Inc.
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.

Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is an open-end, diversified management investment company. This Statement of Additional Information is not a prospectus. A prospectus may be obtained from the Fund's distributor, John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated April 29, 1997.

Table of Contents                                          Page
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Fundamental Policies and Investment Portfolio                 2
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Management                                                    9
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Investment Adviser and Investment Management Agreement       13
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Portfolio Transactions                                       14
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Net Asset Value                                              15
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Amortized Cost Valuation                                     16
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Tax Matters                                                  17
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Principal Underwriter and Distributor                        20
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Yield Information                                            21
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Independent Public Accountants and Custodian                 22
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Principal Underwriter                      Investment Adviser                 Transfer and Shareholder
John Nuveen & Co. Incorporated             Nuveen Advisory Corp.,             Services Agent
                                           Subsidiary of                      Shareholder Services, Inc.
Chicago:                                   John Nuveen & Co. Incorporated     P.O. Box 5330
333 West Wacker Drive                      333 West Wacker Drive              Denver, Colorado 80217-5330
Chicago, Illinois 60606                    Chicago, Illinois 60606
(312) 917-7700                                                                Independent Public Accountants
                                           Custodian                          for the Fund
New York:                                  The Chase Manhattan Bank           Arthur Andersen LLP
10 East 50th Street                        4 New York Plaza                   33 West Monroe Street
New York, New York 10022                   New York, New York 10004           Chicago, Illinois 60603
(212) 207-2000

                 FUNDAMENTAL POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies
The Fund's investment objective and certain fundamental policies are described in the Prospectus. The Fund, as a fundamental policy, may not:

(1) Invest in securities other than Municipal Obligations and temporary investments as those terms are defined in the Prospectus;

(2) Invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities;

(3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings are outstanding, no net purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent such issuance might be involved with respect to borrowings described under item (3) above;

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with the Fund's investment objective, policies, and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs;

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, except for such short term credits as are necessary for the clearance of transactions;

(11) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;

(12) Invest more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitations shall not be applicable to the purchase of Municipal Obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those directors of the Fund, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitations set forth in paragraphs (2) and (11) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligations of a superior or unrelated governmental entity or other entity it shall be included in the computation of securities owned that are issued by such governmental entity or other entity.

If, however, a security is guaranteed by a governmental entity or some other entity (other than a bond insurer), such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. The Fund's present policy, which is not a fundamental policy, is that it will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing fundamental investment policies, together with the Fund's investment objective, and other fundamental policies, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. The foregoing restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


Portfolio Securities
As described in the Prospectus, the Fund invests primarily in a diversified portfolio of Municipal Obligations consisting of money market instruments issued by governmental authorities. In general, Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

The following is a more complete description of certain short-term Municipal Obligations in which the Fund may invest:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Variable and Floating Rate Instruments--Certain Municipal Obligations, certain instruments issued, guaranteed or sponsored by the U.S. government or its agencies, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to recover the full principal amount thereof upon specified notice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a

"tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. The bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligation subject to certain conditions specified by the Securities and Exchange Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due. Nuveen Advisory will monitor on an ongoing basis the pricing, quality and liquidity of such instruments and will similarly monitor the ability of an obligor under the demand arrangement, including demand obligors as to instruments supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar-weighted average portfolio maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Fund may also obtain standby commitments with respect to Municipal Obligations. Under a standby commitment (often referred to as a put), the party issuing the commitment agrees to purchase at the Fund's option the Municipal Obligation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a standby commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise standby commitments held by it will be unconditional and unqualified. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Fund may purchase standby commitments for cash or pay a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The maturity of a Municipal Obligation purchased by the Fund will not be considered shortened by any standby commitment to which such security is subject. Although the Fund's rights under a standby commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a standby commitment to a third party at any time.

When-issued Securities
As described under "Investment Policies of the Portfolio--Municipal Obligations" in the Prospectus, the Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

Temporary Investments
The Prospectus discusses briefly the Fund's ability to invest a portion of its assets on a temporary basis or for defensive purposes in taxable "temporary investments." As stated in the Prospectus, the Fund has not invested in and has no present intention to invest in such temporary investments. In any event, temporary investments will not exceed 20% of the Fund's assets except when made for defensive purposes. The Fund will invest only in temporary investments which, in the opinion of Nuveen Advisory, are of "high grade" quality and have remaining maturities of one year or less. Temporary investments include obligations of the United States government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (Aaa or Aa, or AAA or AA, respectively); commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and Municipal Obligations and U.S. government obligations subject to short-term repurchase agreements.

Subject to the foregoing limitations, the Fund may invest in the following temporary investments:

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes, and bonds.

--Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

--Treasury notes are longer-term interest-bearing obligations with original maturities of one to seven years.

--Treasury bonds are longer-term interest-bearing obligations with original maturities of five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agenciesO right to borrow from the Treasury. There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory represent minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liq-uidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Variable and Floating Rate Instruments--See description on page 4.

Ratings of Investments

The two highest ratings of Moody's for Municipal Obligations are Aaa and Aa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for Municipal Obligations are AAA and AA. Municipal Obligations rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree.

The highest rating of Moody's and S&P for federally tax-exempt short-term loans and notes is VMIG-1 or MIG-1 and SP-1, respectively. Obligations designated VMIG-1 and MIG-1 are the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate issuers is limited to commercial paper rated Prime-1 by Moody's or A-1 by S&P. The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior capacity for repayment of short-term obligations normally evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity. The designation A-1 indicates that the degree of safety regarding timely payment is very strong.

                                   MANAGEMENT

The management of the Fund, including general supervision of the duties performed by Nuveen Advisory under the Investment Management Agreement, is the responsibility of its Board of Directors. There are eight directors of the Fund, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Fund indicated by an asterisk.

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                                     Positions and            Principal Occupations
Name and Address               Age   Offices with Fund        During Past Five Years
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Timothy R. Schwertfeger        48    Chairman of the Board    Chairman since July 1, 1996 of The John Nuveen Company,
333 West Wacker Drive                and Director             John Nuveen & Co. Incorporated, Nuveen Advisory Corp.
Chicago, IL 60606                                             and Nuveen Instututional Advisory Corp., prior thereto
                                                              Executive Vice President and Director of The John Nuveen
                                                              Company (since March 1992) and John Nuveen & Co.
                                                              Incorporated; Director of Nuveen Advisory Corp. (since
                                                              1992) and Nuveen Institutional Advisory Corp. (since
                                                              October 1992).
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Anthony T. Dean                52    President and            President since July 1, 1996 of The John Nuveen Company,
333 West Wacker Drive                Director                 John Nuveen & Co. Incorporated, Nuveen Advisory Corp.
Chicago, IL 60606                                             and Nuveen Institutional Advisory Corp.; prior thereto,
                                                              Executive Vice President and Director of The John Nuveen
                                                              Company (since March 1992), John Nuveen & Co.
                                                              Incorporated, Nuveen Advisory Corp. (since October 1992)
                                                              and Nuveen Institutional Advisory Corp. (since October
                                                              1992).
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Robert P. Bremner              56    Director                 Private Investor and Management Consultant.
3725 Huntington Street, N.W.
Washington, D.C. 20015
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Lawrence H. Brown              62    Director                 Retired (August 1989) as Senior Vice President of
201 Michigan Avenue                                           The Northern Trust Company
Highwood, IL 60040
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Anne E. Impellizerri           64    Director                 President and Chief Executive Officer of Blanton-Peale,
3 West 29th Street                                            Institutes of Religion and Health (since December 1990).
New York, NY 10001
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Margaret K. Rosenheim          70    Director                 Helen Ross Professor of Social Welfare Policy, School of
969 East 60th Street                                          Social Service Administration, University of Chicago.
Chicago, IL 60637
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                                                             Positions and                      Principal Occupations
Name and Address             Age                             Offices with Fund                  During Past Five Years
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Peter R. Sawers              64                              Director                           Adjunct Professor of Business and
22 The Landmark                                                                                 Economics, University of
Northfield, IL 60093                                                                            Dubuque, Iowa (since January 1991);
                                                                                                Adjunct Professor,
                                                                                                Lake Forest Graduate School of
                                                                                                Management, Lake Forest, Illinois
                                                                                                (since January 1992); prior
                                                                                                thereto, Executive Director, Towers
                                                                                                Perrin Australia (management
                                                                                                consultant); Chartered Financial
                                                                                                Analyst; Certified Management
                                                                                                Consultant.
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William J. Schneider         52                              Director                           Senior Partner, Miller-Valentine
4000 Miller-Valentine Ct.                                                                       Partners, Vice President,
P.O. Box 744                                                                                    Miller-Valentine Realty, Inc.
Dayton, OH 45401
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Bruce P. Bedford             57                              Executive Vice                     Executive Vice President of John
333 West Wacker Drive                                        President                          Nuveen & Co. Incorporated,
Chicago, IL 60606                                                                               Nuveen Advisory Corp. and Nuveen
                                                                                                Institutional Advisory
                                                                                                Corp. (since January 1997); prior
                                                                                                thereto, Chairman and CEO of
                                                                                                Flagship Resources Inc. and
                                                                                                Flagship Financial Inc. and the
                                                                                                Flagship funds (since January 1985).
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Michael S. Davern            39                              Vice President                     Vice President of Nuveen Advisory
One South Main Street                                                                           Corp. (since January 1997); prior
Dayton, OH  45402                                                                               thereto, Vice President and
                                                                                                Portfolio Manager (since September
                                                                                                1991) of Flagship Financial.
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William M. Fitzgerald        33                              Vice President                     Vice President of Nuveen Advisory
333 West Wacker Drive                                                                           Corp. (since December 1995);
Chicago, IL 60606                                                                               Assistant Vice President of
                                                                                                Nuveen Advisory Corp.
                                                                                                (from September 1992 to December
                                                                                                1995), prior thereto Assistant
                                                                                                Portfolio Manager of Nuveen
                                                                                                Advisory Corp. (from June 1988 to
                                                                                                September 1992).
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Kathleen M. Flanagan         49                              Vice President                     Vice President of John Nuveen & Co.
333 West Wacker Drive                                                                           Incorporated
Chicago, IL 60606
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J. Thomas Futrell            41                              Vice President                     Vice President of Nuveen Advisory
333 West Wacker Drive                                                                           Corp.
Chicago, IL 60606

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Richard A. Huber             34                              Vice President                     Vice President of Nuveen Advisory
One South Main Street                                                                           Corp. (since January 1997); prior
Dayton, OH 45402                                                                                thereto, Vice President and
                                                                                                Portfolio Manager since August 1985)
                                                                                                of Flagship Financial.
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Steven J. Krupa              39                              Vice President                     Vice President of Nuveen Advisory
333 West Wacker Drive                                                                           Corp.
Chicago, IL  60606
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10


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                                          Positions and             Principal Occupations
Name and Address             Age          Offices with Fund         During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Anna R. Kucinskis            51           Vice President            Vice President of John Nuveen & Co. Incorporated.
333 West Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              45           Vice President and        Vice President (since September 1992), Assistant Secretary
333 West Wacker Drive                     Assistant Secretary       and Assistant General Counsel of John Nuveen & Co. Incor-
Incor-Chicago, IL 60606                                             porated; Vice President (since May 1993) and Assistant Secretary of Nuveen Advisory Corp.; Vice President (since May 1993) and
                                                                    Assistant Secretary (since January 1992) of Nuveen
                                                                    Institutional Advisory Corp.; Assistant Secretary of The John
                                                                    Nuveen Company (since February 1993).
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Edward F. Neild, IV          31           Vice President            Vice President (since September 1996), previously Assistant
One South Main Street                                               Vice President (since December 1993) of Nuveen Advisory
Dayton, OH 45402                                                    Corp., Portfolio Manager prior thereto (since January 1992);
                                                                    Vice President (since September 1996), previously Assistant Vice
                                                                    President (since May 1995) of Nuveen Institutional Advisory
                                                                    Corp., Portfolio Manager prior thereto (since January 1992).
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Walter K. Parker             48           Vice President            Vice President of Nuveen Advisory Corp. (since January
One South Main Street                                               1997); prior thereto, Vice President and Portfolio Manager
Dayton, OH 45402                                                    (since July 1994) of Flagship Financial; Portfolio Manager and CIO Trust Investor (since 1983) for PNC Bank.
------------------------------------------------------------------------------------------------------------------------------------
O. Walter Renfftlen          57           Vice President and        Vice President and Controller of The John Nuveen Com-
333 West Wacker Drive                     Controller                pany (since March 1992), John Nuveen & Co. Incorporated,
Chicago, IL 60606                                                   Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.      45           Vice President            Vice President of Nuveen Advisory Corp. and Nuveen Insti-
333 West Wacker Drive                                               tutional Advisory Corp.; Chartered Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
H. William Stabenow          62           Vice President and        Vice President and Treasurer of The John Nuveen Company
333 West Wacker Drive                     Treasurer                 (since March 1992), John Nuveen & Co. Incorporated,
Chicago, IL 60606                                                   Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.
                                                                    (since January 1992).
------------------------------------------------------------------------------------------------------------------------------------
Jan E. Terbruegen            41           Vice President            Vice President Nuveen Advisory Corp. (since January 1997);
One South Main Street                                               prior thereto, Vice President and Portfolio Manager (since
Dayton, OH 45402                                                    January 1992) of Flagship Financial.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         40           Vice President and        Vice President (since September 1992), Assistant Secretary
333 West Wacker Drive                     Assistant Secretary       and Assistant General Counsel of John Nuveen & Co. Incor-
Chicago, IL 60606                                                   porated; Vice President (since May 1993) and Assistant Sec-
                                                                    retary of Nuveen Advisory Corp.; Vice President (since May 1993)
                                                                    and Assistant Secretary (since January 1992) of
                                                                    Nuveen Institutional Advisory Corp.
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Anthony T. Dean, Timothy R. Schwertfeger and Margaret K. Rosenheim serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.

The directors of the Fund are directors, or trustees, as the case may be, of 42 Nuveen open-end portfolios and Directors Dean, Schwertfeger, Brown, Impellizzeri, Rosenheim and Sawers are also directors, or trustees, of 52 Nuveen closed-end funds.

The following table sets forth compensation paid by the Nuveen Tax-Exempt Money Market Fund, Inc. during the fiscal year ended February 28, 1997 to each of the directors. The Nuveen Tax-Exempt Money Market Fund, Inc. has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from the Nuveen Tax-Exempt Money Market Fund, Inc.

                                                                        Total Compensation
                                           Aggregate                      From the Fund
                                          Compensation                   and Fund Complex
Name of Director                         from the Fund                  Paid to Directors
-----------------------------------------------------------------------------------------
Anthony T. Dean........................     $    0                           $     0
Richard J. Franke*.....................          0                                 0
Timothy R. Schwertfeger................          0                                 0
Robert P. Bremner......................          0                                 0/(3)/
Lawrence H. Brown......................      1,108                            59,000
Anne E. Impellizzeri...................      1,108                            59,000
Margaret K. Rosenheim..................      1,514/(1)/                       66,815/(2)/
Peter R. Sawers........................      1,108                            59,000
William J. Schneider...................          0                                 0/(3)/

*    Mr. Franke retired as of June 30, 1996.
(1)  Includes $168 in interest earned on deferred compensation from prior years.
(2) Includes $1,565 in interest earned on deferred compensation from prior years.
(3)  First payment was in April, 1997.

Directors who are not affiliated with Nuveen or Nuveen Advisory will receive a $27,500 annual retainer for serving as a director of all open-end funds for which Nuveen Advisory serves as investment adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular board meeting is held and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee. The annual retainer, fees and expenses will be allocated among the open-end funds on the basis of relative net assets. The Fund requires no employees other than its officers, all of whom are compensated by Nuveen.

On April 7, 1997, the officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

The following table sets forth the percentage of ownership of each person who as of April 7, 1997 owns of record or is known by the Registrant to own of record 5% or more of the Fund. The Fund believes that none of these shares are owned beneficially, but are held as agent for various accounts which are the beneficial owners.

Name of Fund                           Name and Address of Owner             Percentage of Ownership
----------------------------------------------------------------------------------------------------
Nuveen Tax-Exempt Money Market Fund    The Chase Manhattan Bank, NA                   24.43
                                       2 Chase Plaza
                                       Security Controlling Dept.
                                       4th Floor
                                       New York, NY 10081

                                       BOB & Co.                                       6.50
                                       Bank of Boston
                                       Attn: Roberta Duhanel  45-02-08
                                       150 Royall St.
                                       Canton, MA 02021-10310

                                       First Hawaiian Bank                             5.66
                                       FIDAC
                                       Attn: Trust Investments
                                       P.O. Box 3200
                                       Honolulu, HI 96847-0001

                                       JC Bradford & Co.                               5.02
                                       Money Funds Operations
                                       Attn: Deborah Hornbuckle
                                       330 Commerce St.
                                       Nashville, TN 37201-1805

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for the Fund and in such capacity manages the investment and reinvestment of the assets of the Fund. Nuveen Advisory also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. See "Management of the Fund" in the Prospectus.

Nuveen Advisory is paid an annual management fee in an amount equal to .4 of 1% of the first $500 million of average daily net assets, .375 of 1% of the next $500 million, .35 of 1% of the next $1 billion, and .325 of 1% of average daily net assets over $2 billion. The management fee will be reduced or Nuveen Advisory will assume certain Fund expenses in an amount necessary to prevent the Fund's total expenses in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund. The management fee for fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995 amounted to $2,136,925, $2,645,505 and $3,225,810, respectively. As discussed in the Prospectus, subject to the expense limitations of the Investment Management Agreement, the Fund is responsible for payment of certain of the costs and expenses of its operations.

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, the Nuveen open-end and closed-end funds held approximately $36 billion in securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interest of Fund shareholders is placed before the interest of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund since its inception has effected all portfolio transactions on a principal (as opposed to an agency) basis and, accordingly, has not paid any brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all Nuveen Advisory's other clients. While Nuveen Advisory will be primarily responsible for the placement of the Fund's business, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Directors of the Fund.

Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Board of Directors that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by the Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon, Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

                            AMORTIZED COST VALUATION

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securities at their amortized cost, as permitted by the Securities and Exchange Commission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Directors, pursuant to Rule 2a-7, has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review may be obtained from a pricing agent approved by the Board of Directors. The Board has selected Nuveen Advisory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will monitor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investment based on methods which include consideration of: yield or prices of municipal obligations of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation between the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1\2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or payment of distributions from capital or capital gains; redemption of shares in kind; or establishing a net asset value per share by using available market quotations.

                                  TAX MATTERS
Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver and Jacobson, Washington, D.C., counsel to the Fund.

As described in the Prospectus, the Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less then three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets it invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its "net tax-exempt interest" (the excess of its gross tax-exempt interest income over certain disallowed deductions).

The Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable it to designate distributions from the interest income generated by its investment in Municipal Obligations, which is exempt from regular federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon the sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or lesser than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, other than interest income from Municipal Obligations, and distributions to its shareholders out of net interest income from Municipal Obligations or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

Among the requirements that the Fund must meet in order to qualify under Subchapter M in any year is that less than 30% of its gross income must be derived from the sale or other disposition of securities held for less than three months.

As stated in the Prospectus under "Taxes," the Fund may invest in the type of private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users." Accordingly, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility financed from the proceeds of private activity bonds includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). For certain private activity bonds, this includes a partnership and each of its partners (including their spouses and minor children) and an S corporation and each of its shareholders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person." For additional information, investors should consult their tax advisers before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating the alternative measures of a corporation's taxable income.

Individuals whose "modified income" exceeds a base amount will be subject to Federal income tax on up to one-half of their social security or railroad retirement benefits. Modified income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds the adjusted base amount are required to include in gross income up to 85% of their social security benefits.

The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certificates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders.

State and Local Tax Aspects. The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated exempt interest dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard.

                     PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Nuveen acts as the principal underwriter or distributor of Fund shares. Shares of the Fund are offered on a continuous basis at net asset value without a sales charge. Nuveen has agreed to pay sales and promotion expenses in connection with the offering of Fund shares, including the cost of printing and distributing prospectuses (except expenses of preparing, printing and distributing prospectuses to existing shareholders and governmental agencies) and advertising and sales literature expense. Expenses incurred in registering the Fund and its shares under federal and state securities laws will be paid by the Fund.

                               YIELD INFORMATION

As explained in the Prospectus, the historical performance of the Fund may be expressed in terms of "yield" or "effective yield." The Fund's yield and effective yield for the seven-day period ended February 28, 1997 were 3.02% and 3.07%, respectively. These measures of performance are described below.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: the Fund's net investment income per share for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by 7 and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the Fund's net investment income per share includes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

The Fund's effective yield is calculated by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return + 1)/365/7/ - 1.

The Fund's yield will fluctuate, and the publication of annualized yield quotations is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the Fund's expenses.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money Fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper ranks mutual funds by overall performance, investment objectives, and assets and assumes the reinvestment of dividends for the period covered. Donoghue's ranks investment results according to total return (annualized results net of management fees and expenses) and presents one year results as effective annual yields assuming reinvestment of dividends. Any given performance quotation or performance comparison should not be considered as representative of the Fund's performance for any future period.

A comparison of tax-exempt and taxable equivalent yields is one element to consider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Government bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are insured by an agency of the federal government.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

     Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable investment at the stated taxable rate.

------------------------------------------------------------------------------------
            2.00%      2.50%      3.00%      3.50%      4.00%      4.50%      5.00%
Taxable   Tax-Free   Tax-Free   Tax-Free   Tax-Free   Tax-Free   Tax-Free   Tax-Free
====================================================================================
 3.00%    $ 51,750    $41,400    $34,500    $29,571    $25,875    $23,000    $20,700
------------------------------------------------------------------------------------
 4.00%    $ 69,000    $55,200    $46,000    $39,429    $34,500    $30,667    $27,600
------------------------------------------------------------------------------------
 5.00%    $ 86,250    $69,000    $57,500    $49,286    $43,125    $38,333    $34,500
------------------------------------------------------------------------------------
 6.00%    $103,500    $82,800    $69,000    $59,143    $51,750    $46,000    $41,400
------------------------------------------------------------------------------------
 7.00%    $120,750    $96,600    $80,500    $69,000    $60,375    $53,667    $48,300
------------------------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

This table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may advertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

Arthur Andersen LLP independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Fund. In addition to audit services, Arthur Andersen LLP provides consultation and assistance on accounting, internal control, tax and related matters. The financial statements of the Fund and the information set forth under "Financial Highlights" are included in the Prospectus and have been audited by Arthur Andersen LLP as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the Fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004.